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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                    0-23108                  51-0020270
        --------                    -------                  ----------
       (State of                  (Commission              (IRS Employer
     Organization)               File Number)           Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                          19720
-----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

         Series 1999-5. On April 30, 2003, Discover Bank, as Master Servicer under the Series 1999-5 Supplement, dated as of June 15, 1999, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1999-5 Supplement"), elected pursuant to Section 24 of the Series 1999-5 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the January 2004 Distribution Date (as each such term is defined in the Series 1999-5 Supplement).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Discover Card Master Trust I
                             (Registrant)


                           By:  Discover Bank
                                (Originator of the Trust)


                           By:  /s/ Michael F. Rickert
                                ------------------------------------------
                                Michael F. Rickert
                                Vice President, Chief Accounting Officer and
                                Treasurer


Date:  April 30, 2003